Class A: GEMAX   Class B: GEKBX   Class C: GEMCX Institutional:   GEMIX Service: GEMSX
Before you invest, you may want to review the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 52 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-120 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None

Redemption Fee (as a percentage of amount redeemed; imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service

Management Fees	1.20%	1.20%	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None

Other Expenses	0.44%	0.44%	0.44%	0.29%	0.79%

Service Fees	None	None	None	None	0.25%

Shareholder Administration Fees	None	None	None	None	0.25%

All Other Expenses	0.44%	0.44%	0.44%	0.29%	0.29%

Total Annual Fund Operating Expenses	1.89%	2.64%	2.64%	1.49%	1.99%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

2    SUMMARY PROSPECTUS — GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional and/or Service Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional and/or Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation arrangement between the Fund and Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$731	$1,110	$1,514	$2,637

Class B Shares

– Assuming complete redemption at end of period	$767	$1,119	$1,599	$2,789

– Assuming no redemption	$267	$819	$1,399	$2,789

Class C Shares

– Assuming complete redemption at end of period	$367	$819	$1,399	$2,970

– Assuming no redemption	$267	$819	$1,399	$2,970

Institutional Shares	$151	$470	$812	$1,776

Service Shares	$202	$623	$1,071	$2,313

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending October 31, 2009 was 179% of the average value of its portfolio.

FUND STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.
An emerging country issuer is any company that either:
▪	Has a class of its securities whose principal securities market is in an emerging country;

▪	Is organized under the laws of, or has a principal office in, an emerging country;

▪	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or

▪	Maintains 50% or more of its assets in one or more emerging countries.
An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.
Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest weightings are given to companies the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio risk.
The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.
The Fund may invest in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange

3    SUMMARY PROSPECTUS — GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Fund may invest heavily in issuers located in Brazil, Russia, India and China, and therefore may be particularly exposed to the economies, industries, securities and currency markets of these four countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.
Liquidity Risk. The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Mid Cap and Small Cap Risk. Investments in small capitalization and mid-capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

PERFORMANCE
The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional and Service Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com or by calling 800-621-2550 for Institutional and Service shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.
TOTAL RETURN CALENDAR YEAR (INSTITUTIONAL)
AVERAGE ANNUAL TOTAL RETURNS

For the period ended				Since
December 31, 2009	1 Year	5 Years	10 Years	Inception

Class A (Inception 12/15/97)

Returns Before Taxes	67.69%	11.79%	7.46%	7.88%

Returns After Taxes on Distributions	68.11%	10.10%	6.62%	7.04%

Returns After Taxes on Distributions and Sale of Fund Shares	44.41%	9.80%	6.35%	6.71%

Class B (Inception 12/15/97)

Returns Before Taxes	70.97%	11.80%	7.42%	7.77%

Class C (Inception 12/15/97)

Returns Before Taxes	75.12%	12.22%	7.36%	7.75%

Institutional Shares (Inception 12/15/97)

Returns Before Taxes	78.07%	13.51%	8.61%	8.99%

Service Shares (Inception 12/15/97)

Returns Before Taxes	77.23%	12.94%	8.17%	8.28%

MSCI® Emerging Markets IMI Index (net) (reflects no deduction for fees or expenses)	82.36%	15.74%	9.06%	9.13%

MSCI Emerging Markets (Net, Unhedged, USD) Index (reflects no deduction for fees or expenses)*	78.51%	15.45%	8.76%	8.84%

* Effective May 3, 2010, the Fund changed its benchmark from the MSCI Emerging Markets IMI Index (net) to the MSCI Emerging Markets (Net, Unhedged, USD) Index. In the Investment Adviser’s opinion, the MSCI Emerging Markets (Net, Unhedged, USD) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it more accurately represents the investable universe.
The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional and Service Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4    SUMMARY PROSPECTUS — GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).
Portfolio Managers: Richard Flax, CFA, Executive Director, Global Emerging Markets Equity, has managed the Fund since 2001; Patrick Shum, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2008; Alina Chiew, CFA, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2010; Gabriella Antici, Managing Director, Head of Brazil Equity.

BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAMI and its affiliates for certain types of investors. There may be no minimum for initial purchases for Institutional Shares for certain retirement accounts. The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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